UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
___________

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2012
___________

Northwest Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-24151	91-1574174
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

421 W. Riverside Avenue, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 456-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b)           Northwest Bancorporation, Inc. (the "Company") hereby discloses that Lisa A. Sanborn has resigned as Secretary/Treasurer and Principal Accounting Officer of the Company, effective May 11, 2012.

(c)           Effective May 15, 2012, Leilani T. McKernan was appointed as Secretary/Treasurer and Principal Accounting Officer of the Company.

Ms. McKernan, 40, has served as Vice President, Controller and Secretary/Treasurer of the Company’s wholly owned subsidiary, Inland Northwest Bank (the “Bank”), since May 1, 2012 and previously served as the Bank’s Assistant Vice President and Assistant Controller, from December 1996 until May 2012.

Item 5.07                Submission of Matters to a Vote of Security Holders.

On May 14, 2012, the Company held its 2012 Annual Meeting of Shareholders (the "Annual Meeting").  The Company's shareholders approved each of the three proposals detailed in the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 13, 2012.

The proposals voted on by the shareholders at the Annual Meeting were as follows:

Proposal 1:  The Company's shareholders elected three Directors of the Company for terms ending in the year 2015, as set forth below:

	For		Withheld		Broker Non-Votes
		Percentage		Percentage
		of shares		of shares
Name	# of votes	present	# of votes	present	# of votes
Anthony D. Bonanzino	2,043,290	99.4	12,473	0.6	484,850
Randall L. Fewel	2,043,876	99.4	11,887	0.6	484,850
Bryan S. Norby	2,043,876	99.4	11,887	0.6	484,850

Proposal 2:  The Company's shareholders approved an advisory (non-binding) resolution approving the compensation of the Company's named executive officers, as set forth below:

		Percentage
		of shares
	# of votes	present
For	1,998,047	97.2
Against	56,223	2.7
Abstain	1,493	0.1
Broker non-votes	484,850	n/a

Proposal 3:  The Company's shareholders ratified the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012, and any interim periods, as set forth below:

		Percentage
		of shares
	# of votes	present
For	2,460,208	96.8
Against	80,405	3.2
Abstain	0	0.0

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BANCORPORATION, INC.
(Registrant)

Date:  May 17, 2012                                                              By: /s/ Randall L. Fewel
Randall L. Fewel
President and Chief Executive Officer